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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 21, 2002



                           YARDVILLE NATIONAL BANCORP
                 (Exact name of issuer as specified in charter)



           NEW JERSEY                       0-26086                22-2670267
  (State or Other Jurisdiction            (Commission           (I.R.S. Employer
       of Incorporation or                    file                Identification
          Organization)                     number)                  Number)

                                 2465 KUSER ROAD
                           HAMILTON, NEW JERSEY 08690
                    (Address of principal executive offices)


                                 (609) 585-5100
              (Registrant's telephone number, including area code)










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                                EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Yardville National Bancorp, a New Jersey corporation (the "Company") on October 21, 2002 (the "October 8-K") and the Current Report on Form 8-K filed by the Company on January 28, 2003 (the "January 8-K") reporting, respectively, the Company's financial results for the three and nine months ended September 30, 2002 and for the three and twelve months ended December 31, 2002. The purpose of this amendment is to correct certain information (modifying, in the "Financial Summary - Average Balances, Rates Paid and Yields" section, the reported classification and resulting average rates of certain accounts among the different types of interest bearing deposits) included in the financial information attached to the separate press releases included as Exhibit 99 in each of the October 8-K and the January 8-K. The corrections reflected in this Amendment did not result in any changes to the total interest bearing deposits, total interest bearing liabilities, total interest expense, net income or the reported end of period statement of condition as previously reported in Exhibit 99 in each of the October 8-K and the January 8-K. Except as described above, the Company has not updated any of the other information included in the October 8-K or the January 8-K.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

99.1 Financial Summary - Average Balances, Rates Paid and Yields, for the Three Months Ended September 30, 2002 and Three Months Ended September 30, 2001 and the Financial Summary - Average Balances, Rates Paid and Yields, for the Nine Months Ended September 30, 2002 and Nine Months Ended September 30, 2001 (This Exhibit 99.1 is intended to replace in its entirety the Financial Summary - Average Balances, Rates Paid and Yields, for the Three Months Ended September 30, 2002 and Three Months Ended September 30, 2001 and the Financial Summary - Average Balances, Rates Paid and Yields, for the Nine Months Ended September 30, 2002 and Nine Months Ended September 30, 2001 forming part of Exhibit 99 to the Current Report on Form 8-K filed by the Company on October 21, 2002.)

99.2 Financial Summary - Average Balances, Rates Paid and Yields, for the Three Months Ended December 31, 2002 and Three Months Ended December 31, 2001 and the Financial Summary - Average Balances, Rates Paid and Yields, for the Twelve Months Ended December 31, 2002 and the Twelve Months Ended December 31, 2001 (This Exhibit 99.2 is intended to replace in its entirety the Financial Summary - Average Balances, Rates Paid and Yields, for the Three Months Ended December 31, 2002 and Three Months Ended December 31, 2001 Financial Summary - Average Balances, Rates Paid and Yields, for the Twelve Months Ended December 31, 2002 and the Twelve Months Ended December 31, 2001 and the forming part of Exhibit 99 to the Current Report on Form 8-K filed by the Company on January 28, 2003.)

                                   Signatures

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                YARDVILLE NATIONAL BANCORP


Date: January 29, 2003                          By: /s/ Stephen F. Carman
                                                    ---------------------
                                                    Stephen F. Carman
                                                    Vice President and Treasurer





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                                Index to Exhibits

Exhibit No.                Description
-----------                -----------

99.1 Financial Summary - Average Balances, Rates Paid and Yields, for the Three Months Ended September 30, 2002 and Three Months Ended September 30, 2001 and the Financial Summary - Average Balances, Rates Paid and Yields, for the Nine Months Ended September 30, 2002 and Nine Months Ended September 30, 2001 (This Exhibit 99.1 is intended to replace in its entirety the Financial Summary - Average Balances, Rates Paid and Yields, for the Three Months Ended September 30, 2002 and Three Months Ended September 30, 2001 and the Financial Summary - Average Balances, Rates Paid and Yields, for the Nine Months Ended September 30, 2002 and Nine Months Ended September 30, 2001 forming part of Exhibit 99 to the Current Report on Form 8-K filed by the Company on October 21, 2002.)

99.2 Financial Summary - Average Balances, Rates Paid and Yields, for the Three Months Ended December 31, 2002 and Three Months Ended December 31, 2001 and the Financial Summary - Average Balances, Rates Paid and Yields, for the Twelve Months Ended December 31, 2002 and the Twelve Months Ended December 31, 2001 (This Exhibit 99.2 is intended to replace in its entirety the Financial Summary - Average Balances, Rates Paid and Yields, for the Three Months Ended December 31, 2002 and Three Months Ended December 31, 2001 Financial Summary - Average Balances, Rates Paid and Yields, for the Twelve Months Ended December 31, 2002 and the Twelve Months Ended December 31, 2001 and the forming part of Exhibit 99 to the Current Report on Form 8-K filed by the Company on January 28, 2003.)





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